As filed with the Securities and Exchange Commission on March 7, 2005

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-05128

                          THE SWISS HELVETIA FUND, INC.
                     1270 Avenue of the Americas, Suite 400
                            New York, New York 10020
                                 1-888-SWISS-00

                        Rodolphe E. Hottinger, President
                                Hottinger et Cie
                               3 Place des Bergues
                                    C.P. 395
                                 CH-1201 Geneva
                                   Switzerland

                   Date of fiscal year end: December 31, 2004

                   Date of reporting period: December 31, 2004

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORT TO STOCKHOLDERS.


                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Directors and Officers

Paul Hottinguer                   Rodolphe E. Hottinger
CHAIRMAN                          PRESIDENT CHIEF EXECUTIVE OFFICER
Eric R. Gabus+                    Rudolf Millisits
VICE CHAIRMAN (NON OFFICER)       SENIOR VICE PRESIDENT TREASURER
Paul R. Brenner, Esq.             Philippe R. Comby, CFA
DIRECTOR                          VICE PRESIDENT
Alexandre de Takacsy              Edward J. Veilleux
DIRECTOR                          VICE PRESIDENT SECRETARY
Claude Frey                       Leslie K. Klenk
DIRECTOR                          ASSISTANT SECRETARY
Baron Hottinger                   Frederick Skillin
DIRECTOR                          ASSISTANT TREASURER
Claude Mosseri-Marlio*            Sara M. Morris
DIRECTOR                          ASSISTANT TREASURER
Didier Pineau-Valencienne*        Peter R. Guarino, Esq.
DIRECTOR                          CHIEF COMPLIANCE OFFICER
Stephen K. West, Esq.
DIRECTOR
Samuel B. Witt III, Esq.**
DIRECTOR
-------------------------------------------------------------------------------
 *AUDIT COMMITTEE MEMBER           +GOVERNANCE/NOMINATING COMMITTEE CHAIRMAN
**AUDIT COMMITTEE CHAIRMAN

INVESTMENT ADVISOR
Hottinger Capital Corp.
1270 Avenue of the Americas, Suite 400
New York, New York 10020
(212) 332-7930

ADMINISTRATOR
Forum Administrative Services, LLC
(member Citigroup Global Transaction Services)

CUSTODIAN
Swiss American Securities Inc.

TRANSFER AGENT
American Stock Transfer & Trust Company
59 Maiden Lane
Plaza Level
New York, NY 10038

LEGAL COUNSEL
Stroock & Stroock & Lavan LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
The Investment Advisor

The Swiss Helvetia Fund, Inc. (the "Fund") is managed by Hottinger Capital Corp., which belongs to the Hottinger Group.

The Hottinger Group dates back to Banque Hottinguer, which was formed in Paris in 1786 and is one of Europe's oldest private banking firms. The Hottinger Group has remained under the control of the Hottinger family through seven generations. It has offices in New York, Zurich, Luxembourg, Toronto, Geneva, Vienna, London, and the Bahamas.

EXECUTIVE OFFICES
The Swiss Helvetia Fund, Inc.
1270 Avenue of the Americas, Suite 400
New York, New York 10020
1-888-SWISS-00 (1-888-794-7700)
(212) 332-2760

FOR INQUIRIES AND REPORTS:
1-888-SWISS-00 (1-888-794-7700)
Fax: (212) 332-7931
email: swz@swz.com

WEBSITE ADDRESS
http://www.swz.com

The Fund

The Swiss Helvetia Fund, Inc. is a non-diversified, closed-end investment company whose objective is to seek long-term capital appreciation through investment in equity and equity-linked securities of Swiss companies. The Fund, listed on the New York Stock Exchange under the symbol "SWZ," is managed by Hottinger Capital Corp.

The Fund had a Morningstar overall rating of three stars as of December 31, 2004. Of course, past performance is no guarantee of future results. See the footnote on page 4 for more information.

Net Asset Value is calculated daily by 6:15 P.M. (Eastern Time). The most recent calculation is available by calling 1-888-SWISS-00 or by accessing our Website. Net Asset Value is also published weekly in BARRON'S, the Monday edition of THE WALL STREET JOURNAL and the Sunday Edition of THE NEW YORK TIMES.

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Letter to Stockholders

GLOBAL MARKET OVERVIEW
    The pace of global growth experienced in 2004, currently estimated at close to 5%, was the fastest for two decades. However, going forward growth should slow as the global economy transitions from an above-trend recovery phase to a slower paced expansion phase and as monetary policy is tightened.

    In the U.S., fiscal stimulus will drop off in 2005. The Organisation for Economic Co-operation and Development (OECD) forecasts US Gross Domestic Product (GDP) growth of 3.3% for 2005 -- at or slightly above trend. Core inflation is now annualizing at 2.4%. There appears to be more inflation in the pipeline at the core crude material and the intermediate price stages, while unit labor costs in the second and third quarters have risen at close to 2% as productivity has declined. Further price pressures will come from diminishing slack in the economy and a falling U.S. dollar.

    The Japanese and Euroland economies have been the most badly affected by the summer "soft patch." In Japan, real GDP growth has come to a complete standstill as can be seen in the recently revised GDP data, which has been recalculated using a new methodology. The new data appears to indicate that inventories and a slump in public consumption were initially responsible for the downturn. Interest rates are expected to remain on hold for at least the first half of 2005 with the Consumer Price Index (CPI) hovering at around zero. The OECD forecasts Japanese GDP growth of 2.1% in 2005, but that may be a little optimistic.

    Euroland has struggled this year with GDP growth very weak in the second half of 2004 due to the slowdown in the global economy, a strong euro and ongoing weak domestic demand. The drop in the Purchasing Managers Index (PMI) surveys in December to just above 50 highlights just how much economic momentum has been lost. The adjustment to domestic demand growth from export-led growth in 2005 will be difficult. We think the European Central Bank will relent and remain on hold until growth firms and the labor market improves.

    The best stock market performances this year were the Emerging and the Eastern European markets. As an asset class the mid- and small-cap sectors had very strong performance. Their out-performance across the globe was almost unprecedented. Very low interest rates, better access to financing due to market interest in high yield instruments, and a decline in volatility and risk aversion all contributed strongly to the performance of this asset class. It is unlikely that 2005 will be so kind for small- and mid-cap stocks due to higher borrowing rates and slower economic growth.

    With regard to the much discussed weakness in the US dollar, it decreased by 10.44% against the Swiss franc in 2003 and continued its decline particularly after the election in 2004. It finished the year down 8% against the Swiss franc.

ACCOUNTING CHANGES IMPACT ON THE MARKET
    European markets are moving towards full adoption of the International Financial

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Letter to Stockholders (continued)

Reporting Standards (IFRS) in 2005. In Switzerland, the Swiss stock exchange has decided that all companies listed on the exchange are obliged to apply either IFRS or US generally accepted accounting practices (GAAP) as their accounting standard from 2005 onwards, in order to remain in the main trading segment, namely the Swiss Performance Index (SPI). According to a study conducted by UBS, 87% of the companies already apply IFRS accounting standards, 11% use US GAAP and 2% use Swiss GAAP. The main changes involve the amortization of goodwill, the expensing of employee stock options, and the funding of pensions.

SWISS ECONOMIC NOTES
    Economic growth in Switzerland has lost some of its momentum. However, the Swiss National Bank (SNB) still anticipates economic growth to be close to 2% for the full year of 2004. On the assumption that the three-month LIBOR rate will remain unchanged at 0.75%, the SNB expects growth of 1.5% to 2% for next year and an inflation rate of 1.1% in 2005 and 1.3% in 2006.

    The unemployment rate increased from 3.7% at the end of the third quarter to 4% at the end of the year.

    The flattening of the yield curve continues, as the ten-year spot interest rate on Confederation bonds continued its decrease and short-term interest rates (3-6 months) continued their increase. The rate on the 10-year government bond reached 2.72% at the end of the year.

SWISS MARKET NEWS
    On November 15, 2004, two new indices were launched to supplement the existing Swiss Market Index (SMI): the SMI MID (SMIMX), which focuses on the mid-cap segment and contains a maximum of 30 of the largest most liquid mid-cap stocks in the Swiss equity market, which are NOT represented in the blue-chip SMI index, and the SMI expanded (SMIEXX), which is composed of the SMI and the SMIMX and therefore comprises a maximum of 60 stocks that are the largest and most liquid stocks in the Swiss market.

SWISS MARKET REVIEW AND FUND PERFORMANCE
    The Swiss market's 2004 return of 6.89% (in local currency) was a decent performance when compared to the rest of continental Europe and to the US. A closer look revealed that the SPI had a volatile year with significant ups and downs. With regard to individual stocks, the year ended with reports of accounting issues at Adecco and a provisions shortfall at Converium. With regard to macro-economic and geo-political issues, the beginning of the year was affected by the attacks in Madrid, the plunge in the US dollar starting in mid-April and accentuated after the election, and the surge in oil prices to a level of $50 in October.

    The best performances were small and mid-sized stocks. Small stocks returned 24.19% with very thinly traded companies like Swiss Steel returning 159%, Quadrant returning 128%, and Zurich Airport returning 126%. Mid-cap stocks also performed

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Letter to Stockholders (continued)

well with a return of 11%. The big laggards were the large-cap stocks, as indicated by the 3.74% return of the SMI, an index that represents the 30 largest stocks in Switzerland. Small and mid-cap companies have superior growth and we can see an increasing interest in these areas in Switzerland. An indication of this is the previously noted creation of an index of the largest mid-cap stocks of Switzerland. We believe this is good news since it is likely to increase the liquidity of these stocks.

    The Fund's performance has been particularly rewarding for US stockholders. The total return of the shares of the Fund, after a very strong 41.76% in 2003, was again excellent with a 23.65% return in 2004 (based on market price). For the same periods the S&P 500 Index returned 28.68% and 10.87%, respectively. The return of the portfolio's stocks, the effect of the fall of the dollar, and the reduction of the Fund's discount to net asset value to 10.96% as of December 31, 2004 all contributed favorably to the Fund's performance.

    The return on the Fund's net asset value was 7.75% in Swiss franc terms and 17.19% in US dollar terms. It outperformed the SMI thanks in part to its exposure to small and mid-cap stocks such as Sulzer, Kuehne & Nagel, Logitech and utility suppliers. Its overweight position in SMI's best performers such as Syngenta (which increased by 47.3%) and Holcim (which increased by 24.02%) as well as a shift out of the insurance stocks (which performed poorly by declining -1.2%) helped as well. The Fund, however, was penalized by its low exposure to banks (which outperformed towards the end of the year) and its position in the biotechnology sector.

    The Fund's cumulative performance continues to be superior to its Swiss peers and its benchmark. As of December 31, 2004 the Fund had a rating of three stars from Morningstar*.

*Morningstar is an independent fund performance monitor. Its ratings reflect historic risk-adjusted performance and may change monthly. Its ratings of one
(low) and five (high) stars are based on a fund's three- and five-year average annual total returns with fee adjustments, and a risk factor that reflects fund performance relative to three-month Treasury Bill monthly returns. Only 33% of the funds in an investment category may receive four or five stars. As of December 31, 2004, there were 10 funds in the Fund's asset category rated by Morningstar.

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Letter to Stockholders (continued)

-------------------------------------------------------------------------------------------------------------
PEER GROUP/INDICES PERFORMANCE COMPARISON IN SWISS FRANCS/1/ (UNAUDITED)
-------------------------------------------------------------------------------------------------------------
                                             TOTAL RETURN AS OF YEAR ENDED DECEMBER 31,        CUMULATIVE
                                   ----- --------------------------------------------------    PERFORMANCE
                                   2004   2003   2002    2001    2000   1999   1998   1997  12/31/96-12/31/04
---------------------------------- ----- ------ ------- ------- ------ ------ ------ ------ -----------------
SWISS HELVETIA FUND                7.75% 22.54% -20.40% -22.91% 14.06% 14.70% 15.57% 53.99%      88.61%
Swiss Performance Index (SPI)      6.89% 22.06% -25.95% -22.03% 11.91% 11.69% 15.36% 55.19%      68.56%
Swiss Market Index (SMI)           3.74% 18.51% -27.84% -21.11%  7.47%  5.71% 14.28% 58.93%      44.41%
Switzerland iShares/2/ (Formerly
 called Webs Switzerland)          6.34% 19.14% -26.23% -23.12%  7.75% 12.22% 11.74% 47.79%      43.48%
CS Equity Swiss Blue Chips/3,7/    2.75% 18.13% -28.75% -22.12% 10.97%  7.57% 14.21% 59.90%      46.83%
UBS Equity Inv. Switzerland/4,7/   5.00% 18.14% -26.02% -22.04%  7.42%  6.43% 12.75% 55.94%      43.81%
Pictet (CH) -- Swiss Equities/5,7/ 7.05% 20.10% -27.93% -22.35%  7.34%  9.38% 11.05% 55.65%      46.01%
Saraswiss (Bank Sarasin)/6,7/      2.93% 19.64% -28.51% -24.45%  9.72%  7.10% 14.41% 53.57%      37.32%

/1/ PERFORMANCE OF FUNDS IS BASED ON CHANGES IN THE FUND'S NAV OVER A SPECIFIED PERIOD. IN EACH CASE TOTAL RETURN IS CALCULATED ASSUMING REINVESTMENT OF ALL DISTRIBUTIONS. FUNDS LISTED, OTHER THAN SWITZERLAND ISHARES, ARE NOT REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION. PERFORMANCE AND DESCRIPTIVE INFORMATION ABOUT THE FUNDS ARE DERIVED FROM THEIR PUBLISHED INVESTOR REPORTS AND WEBSITES, WHICH ARE SUBJECT TO CHANGE.
/2/ SWITZERLAND ISHARES ARE TRADED ON THE NEW YORK STOCK EXCHANGE AND INVEST IN MOST OF THE SAME STOCKS LISTED IN THE MORGAN STANLEY CAPITAL INTERNATIONAL (SWITZERLAND) INDEX. THESE STOCKS REPRESENT SWITZERLAND'S LARGEST AND MOST ESTABLISHED PUBLIC COMPANIES, ACCOUNTING FOR APPROXIMATELY 85% OF THE MARKET CAPITALIZATION OF ALL OF SWITZERLAND'S PUBLICLY TRADED STOCKS. PERFORMANCE OF ISHARES IS CALCULATED BASED UPON THE CLOSING PRICES OF THE PERIOD INDICATED USING THE SWISS FRANC/U.S. DOLLAR EXCHANGE RATE AS OF NOON EACH SUCH DATE, AS REPORTED BY BLOOMBERG. SUCH EXCHANGE RATES WERE AS FOLLOWS: 12/31/96 = 1.35, 12/31/97 = 1.46, 12/31/98 = 1.38, 12/31/99 = 1.60, 12/31/00 = 1.61, 12/31/01 =
1.67, 12/31/02 = 1.39, 12/31/03 = 1.24 AND 12/31/04 = 1.14.
/3/ THIS FUND INVESTS IN EQUITIES ISSUED BY LEADING SWISS COMPANIES. STOCK SELECTION IS BASED ON ECONOMIC, SECTOR AND COMPANY ANALYSES. PREFERENCE IS GIVEN TO LARGE-CAP COMPANIES.
/4/ THIS FUND INVESTS PRIMARILY IN MAJOR SWISS COMPANIES. QUALITY CRITERIA USED FOR DETERMINING RELATIVE WEIGHTINGS OF COMPANIES INCLUDE: STRATEGIC ORIENTATION, STRENGTH OF MARKET POSITION, QUALITY OF MANAGEMENT, SOUNDNESS OF EARNINGS, GROWTH POTENTIAL AND POTENTIAL FOR IMPROVING SHAREHOLDER VALUE. THE INVESTMENT OBJECTIVE SEEKS TO PROVIDE RESULTS THAT ARE ALIGNED WITH THE SPI PERFORMANCE.
/5/ THIS FUND INVESTS IN SHARES OF SWISS COMPANIES LISTED ON THE SWISS STOCK EXCHANGE (SWX) AND INCLUDED IN THE SPI.
/6/ THIS FUND INVESTS IN SHARES OF SWISS COMPANIES. IT WEIGHTS INDIVIDUAL SECTORS RELATIVE TO THE SPI ON THE BASIS OF THEIR EXPECTED RELATIVE PERFORMANCE. IT FOCUSES ON LIQUID BLUE-CHIP STOCKS.
/7/ THESE FUNDS ARE NOT AVAILABLE FOR U.S. RESIDENTS OR CITIZENS.
THE FUND'S CUMULATIVE TEN-YEAR PERFORMANCE FOR THE PERIOD ENDED 12/31/04 WAS 152.20%
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Letter to Stockholders (continued)

           ---------------------------------------------------------
                                                      YEAR ENDED
                                                   DECEMBER 31, 2004
           --------------------------------------- -----------------
           PERFORMANCE IN SWISS FRANCS
           Swiss Performance Index (SPI)                 6.89%
           Swiss Helvetia Fund
            Based on Net Asset Value                     7.75%
           CHANGE IN U.S. DOLLAR VS. SWISS FRANC        -8.06%
           SWISS HELVETIA FUND PERFORMANCE IN U.S.
            DOLLARS
            Based on Net Asset Value                    17.19%
            Based on Market Price                       23.65%
           S & P 500 Index                              10.87%
           MSCI EAFE Index                              20.25%
           Lipper European Fund Index (10 Largest)      20.18%
           Lipper European Fund Universe Average        21.51%

OUTLOOK/STRATEGY
    Stock indices' volatility has been below historical norms for some time now. High corporate cash flows and the negative level of real short-term interest rates in the US have contributed to this situation. Investors are pricing risk too low and it makes profitable trades difficult. This could continue until either short-term US interest rates go above expected inflation or a negative external event happens.

    The main characteristic of the market is the much higher correlation between asset classes, which makes diversification difficult to achieve. In addition, high leverage is frequently used by investors in order to squeeze out the small returns currently found in most investment strategies.

    Given all these factors, as well as a slower economic growth, 2005 will be more difficult. Careful stock picking and longer holding periods could be the only viable strategies for now. Management would favor large-cap stocks and defensive stocks in such areas as pharmaceuticals and food. The outlook for the Swiss market is probably better than average due to its defensive characteristics.

    Given the significant amount of free cash flow generated in 2004 by Swiss companies, we expect 2005 to be a payback year for stockholders. Companies are expected to launch new or continue share buybacks or increase dividend payouts.

    On the currency side, management expects some short term rebound in the US dollar due to a widening of the short-term interest rate differential with Europe and Switzerland and the unwinding of short positions betting against the US dollar.

STOCK REPURCHASE PROGRAM
    Pursuant to authorization by its Board of Directors, the Fund began open market purchases of its common stock on the New York Stock Exchange in 1999 and has continued purchases in each subsequent year. The principal purpose of the stock repurchase program is to enhance stockholder value by increasing the Fund's net asset value per share without creating a meaningful adverse effect upon the Fund's expense ratio and without realizing capital gains in order to fund the repurchases. The Board has authorized the purchase of up to 250,000 shares

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Letter to Stockholders (concluded)

in 2005. During the year ended December 31, 2004, the Fund repurchased and retired 189,100 shares at an average price of $13.42 per share (including brokerage commissions) and a weighted average discount of 15.48%. These repurchases, which had a total cost of $2,537,410, resulted in an increase of $489,059 to the Fund's net asset value.

Sincerely,

/s/ Paul Hottinguer


Paul Hottinguer
CHAIRMAN

/s/ Rodolphe Hottinger


Rodolphe Hottinger
PRESIDENT AND CHIEF EXECUTIVE OFFICER

December 31, 2004

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Certain Information Concerning Directors


    The following tables set forth certain information about each person currently serving as a Director of the Fund, including his beneficial ownership of Common Stock of the Fund. All information presented in the tables is as of December 31, 2004. Information is presented separately with respect to Directors who have been determined to be non-interested Directors and Directors who are interested Directors under the Investment Company Act of 1940, as amended.

                                                             CLASS I INTERESTED DIRECTOR
                                                              (TERM WILL EXPIRE IN 2007)
--------------------------------------------------------------------------------------------------
     NAME,         POSITION(S)    TERM OF OFFICE                     PRINCIPAL
    ADDRESS         WITH FUND     AND LENGTH OF                    OCCUPATION(S)
     & AGE                         TIME SERVED          DURING AT LEAST THE PAST FIVE YEARS



---------------------------------------------------------------------------------------------------
 Mr. Alexandre     Director/2/    Director from      Senior Advisor to the Hottinger Group and
   de Takacsy                        1987 to      President of Hottinger U.S., Inc. until December
   Financiere                    February 8, 1994   2004; Vice Chairman of the Board, Director,
   Hottinguer                       and since        President and Secretary: Hottinger Capital
43, rue Taitbout                  September 17,    Corp.; Retired Senior Executive: Royal Bank of
  75009 Paris                         1998.                           Canada.
     France
     Age 75
---------------------------------------------------------------------------------------------------
                                                           CLASS I NON-INTERESTED DIRECTOR
                                                              (TERM WILL EXPIRE IN 2007)
--------------------------------------------------------------------------------------------------
     NAME,         POSITION(S)    TERM OF OFFICE                     PRINCIPAL
    ADDRESS         WITH FUND     AND LENGTH OF                    OCCUPATION(S)
     & AGE                         TIME SERVED          DURING AT LEAST THE PAST FIVE YEARS



---------------------------------------------------------------------------------------------------
   Mr. Claude       Director;     Director since   President of the Swiss Parliament from 1994 to
    W. Frey         Member of         1995.           1995; the President of the Swiss Police
    Clos 108       Nominating                          Academy (Neuchatel) from 1996 to 2003;
 2012 Auvernier  Committee from                     Member of the Swiss Parliament from 1979 to
  Switzerland     1996 to 2002,                    2003; Parliamentary Assembly of the Council of
     Age 61          and the                         Europe (Strasbourg) from 1996 to 2004 and
                   Governance/                      Executive Board of the "North-South Centre"
                   Nominating                      (Lisbon) since 1999; President of the National
                 Committee since                     Committee for Foreign Affairs from 2001 to
                      2002.                           2003 (Vice President from 1991 to 2001);
                                                   Chairman of the Board: Berun Frais SA (Maria)
                                                  since 2002; Federation of Swiss Food Industries
                                                  (Berne) from 1991 to 2001; Association of Swiss
                                                    Chocolate Manufacturers (Berne) from 1991 to
                                                   2000; Swiss Association of Biscuits and Sugar
                                                   Confectioners Industries (Berne) from 1991 to
                                                  2000; Vice Chairman of the Board: Federation of
                                                     Swiss Employers' Association (Zurich) from
                                                                   1997 to 2001.


----------------------------------------------------
       OTHER DIRECTORSHIPS        SHARES AND DOLLAR
        HELD BY DIRECTOR              RANGE OF
   COMMON STOCK
                                    BENEFICIALLY
                                      OWNED AT
                                  DEC. 31, 2004/1/
---------------------------------------------------
              None                       700
    $1-$10,000






---------------------------------------------------


----------------------------------------------------
       OTHER DIRECTORSHIPS        SHARES AND DOLLAR
        HELD BY DIRECTOR              RANGE OF
   COMMON STOCK
                                    BENEFICIALLY
                                      OWNED AT
                                  DEC. 31, 2004/1/
---------------------------------------------------
  Chairman of the Board: Infra          1,814
Tunnel SA (Marin); Beton Frais SA  $10,001-$50,000
  (Marin); Member of the Board:
  Dexia Banque Privee (Suisse),
     Zurich; SCCM SA (Crans-
   Montana); President of the
      Steering Committee of
InterNutrition (Zurich); Chairman
  of the Executive Board of the
 "North-South Centre" (Lisbon);
     Chairman of the Federal
 Committee for Employee Pension
         Plans (Berne).







                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Certain Information Concerning Directors (continued)


                                                             CLASS I NON-INTERESTED DIRECTOR
                                                                (TERM WILL EXPIRE IN 2007)
---------------------------------------------------------------------------------------------------
     NAME,          POSITION(S)     TERM OF OFFICE                    PRINCIPAL
    ADDRESS          WITH FUND      AND LENGTH OF                   OCCUPATION(S)
     & AGE                           TIME SERVED         DURING AT LEAST THE PAST FIVE YEARS



----------------------------------------------------------------------------------------------------
  Mr. Eric R.      Director; Vice   Director since   Chairman of the Board: Societe Neuchateloise
     Gabus         Chairman (Non-       1987.           de Presse and L'Express Communication
 St. Dominique     Officer) since                              (Neuchatel) until 2002.
  1815 Clarens   1994; Chairman of
  Switzerland      the Nominating
                   Committee from
     Age 77       1987 to 2002 and
                  the Governance/
                     Nominating
                  Committee since
                       2002.
----------------------------------------------------------------------------------------------------
                                                             CLASS II INTERESTED DIRECTORS/3/
                                                                (TERM WILL EXPIRE IN 2005)
---------------------------------------------------------------------------------------------------
     NAME,          POSITION(S)     TERM OF OFFICE                    PRINCIPAL
    ADDRESS          WITH FUND      AND LENGTH OF                   OCCUPATION(S)
     & AGE                           TIME SERVED         DURING AT LEAST THE PAST FIVE YEARS



----------------------------------------------------------------------------------------------------
   The Baron        Director/2/;    Director since   General Partner: Hottinger et Cie (Zurich);
   Hottinger      Chairman of the       1987.         President: Conseil de Surveillance Credit
Hottinger et Cie Board of Directors                Suisse/Hottinguer (Paris), Sofibus (Paris) (real
Dreikonigstrasse     and Chief                     estate); Vice President and Director: Financiere
       55        Executive Officer                     Hottinguer (holding company); Director:
  8027 Zurich    from 1987 to 1989.                Hottinger U.S., Inc. (USA) until December 2004,
  Switzerland                                        Hottinguer Gestion (Luxembourg) (investment
                                                     advisor) until December 1998; Auditor: Didot
     Age 70                                         Bottin, Financiere Provence de Participations
                                                     (FPP) (venture capital); Managing Director:
                                                      Intercom (holding company), Sofides (real
                                                    estate); Vice President: Gaspee (real estate);
                                                    Chairman of the Board and Director: Hottinger
                                                                    Capital Corp.






----------------------------------------------------------------------------------------------------
  Mr. Paul R.       Director/2/;    Director since   Of Counsel: Salans since July 1996; Paul R.
  Brenner Esq.     Secretary from   December 2002.    Brenner, Attorney-at-Law since June 1993;
 25 Moore Road     1987 to 2002.                   Counsel to the Fund from 1994 to 2002; Partner:
  Bronxville,                                         Kelly Drye & Warren LLP from 1976 to 1993.
    New York
     10708

     Age 62



----------------------------------------------------------------------------------------------------


-------------------------------------------------------
                   PRINCIPAL                             OTHER DIRECTORSHIPS          SHARES AND DOLLAR
                 OCCUPATION(S)                            HELD BY DIRECTOR                RANGE OF
      DURING AT LEAST THE PAST FIVE YEARS                 COMMON STOCK
                                                                                        BENEFICIALLY
                                                                                          OWNED AT
                                                                                      DEC. 31, 2004/1/
-------------------------------------------------------------------------------------------------------
  Chairman of the Board: Societe Neuchateloise       Vice Chairman of the Board:            1,000
     de Presse and L'Express Communication           Fondation Denis de Rougement      $10,001-$50,000
            (Neuchatel) until 2002.               pour l'Europe, Geneva since 1980;
                  Deputy Chairman: CSFB (London)
                to 1986; Executive Vice President:
                        Nestle until 1982.





-------------------------------------------------------------------------------------------------------


-------------------------------------------------------
                   PRINCIPAL                             OTHER DIRECTORSHIPS          SHARES AND DOLLAR
                 OCCUPATION(S)                            HELD BY DIRECTOR                RANGE OF
      DURING AT LEAST THE PAST FIVE YEARS                 COMMON STOCK
                                                                                        BENEFICIALLY
                                                                                          OWNED AT
                                                                                      DEC. 31, 2004/1/
-------------------------------------------------------------------------------------------------------
  General Partner: Hottinger et Cie (Zurich);      Member: Conseil de Surveillance       278,834/3/
   President: Conseil de Surveillance Credit             AXA; Administrator:            over $100,000
Suisse/Hottinguer (Paris), Sofibus (Paris) (real      Investissement Provence SA
estate); Vice President and Director: Financiere     (holding company), AXA, AXA
    Hottinguer (holding company); Director:         Assurances IARD, AXA Courtage
Hottinger U.S., Inc. (USA) until December 2004,      IARD, AXA Courtage VIE, AXA
  Hottinguer Gestion (Luxembourg) (investment         Assurances Vie, AXA France
  advisor) until December 1998; Auditor: Didot       Assurances, Alpha Assurances
 Bottin, Financiere Provence de Participations          Vie, Finaxa, Hottinger
  (FPP) (venture capital); Managing Director:        International Fund -- "U.S.
   Intercom (holding company), Sofides (real         Growth Fund" (publicly-held
 estate); Vice President: Gaspee (real estate);      Luxembourg mutual fund), ECU
 Chairman of the Board and Director: Hottinger     Invest (publicly-held Luxembourg
                 Capital Corp.                         mutual fund), Hottinguer
                                                    International Asset Management
                                                     (Luxembourg), Member of the
                                                  Board: Conseil de Surveillance of
                                                     EMBA N.V. (holding company);
                                                   Permanent Representative: AXA to
                                                            AXA Millesime.
-------------------------------------------------------------------------------------------------------
  Of Counsel: Salans since July 1996; Paul R.      Director: Harry Limited (Private         8,734
   Brenner, Attorney-at-Law since June 1993;       Investment Company ("P.I.C."));      over $100,000
Counsel to the Fund from 1994 to 2002; Partner:  MFGAT, Inc. (P.I.C.); Strelsau, Inc.
   Kelly Drye & Warren LLP from 1976 to 1993.       (P.I.C.); MG Management Corp.
                                      (P.I.C.); Marango Capital
                                      Management Corp. (P.I.C.);
                                       Howland Investment Corp.
                                  (P.I.C.); Quercus Foundation, Inc.
                                                  (Private Foundation); Director and
                                                   Senior Trustee: The Louis Calder
                                                   Foundation (Private Foundation).
-------------------------------------------------------------------------------------------------------

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Certain Information Concerning Directors (continued)

                                                           CLASS II NON-INTERESTED DIRECTORS
                                                              (TERM WILL EXPIRE IN 2005)
------------------------------------------------------------------------------------------------
     NAME,         POSITION(S)    TERM OF OFFICE                    PRINCIPAL
    ADDRESS         WITH FUND     AND LENGTH OF                   OCCUPATION(S)
     & AGE                         TIME SERVED         DURING AT LEAST THE PAST FIVE YEARS



-------------------------------------------------------------------------------------------------
   Mr. Didier    Director; Member Director since    Honorary Chairman: Schneider Electric SA
    Pineau-        of the Audit       1999.      (industrial conglomerate) since 1999; Chairman
  Valencienne    Committee since                   of the Board and CEO: Schneider Electric SA
 c/o Schneider     1999 and the                     (industrial conglomerate) from 1981 until
  Electric SA      Governance/                     February 1999; Chairman: AFEP from 1999 to
   64 Rue de        Nominating                   2001; Vice Chairman: Credit Suisse First Boston
   Miromesnil    Committee since                   (Europe) Limited (investment banking) from
  75008 Paris         2002.                      1999 to 2002; Senior Advisor: CSFB since 2002;
     France                                          Partner, SAGARD Private Equity Partners
                                                                    (France).
     Age 73



-------------------------------------------------------------------------------------------------
Samuel B. Witt,     Director;     Director since   Senior Vice President and General Counsel:
   III, Esq.     Chairman of the      1987.      Stateside Associates, Inc. from August 1993 to
   Stateside     Audit Committee                  May 30, 2004; Senior Consultant to Stateside
Associates, Inc.  since 1993 and                  Associates, Inc. from June 1 to December 31,
 2300 Clarendon   Member of the                    2004; Samuel B. Witt, III, Attorney-at-Law,
     Blvd.         Governance/                                 since August 1993.
   Suite 407        Nominating
   Arlington,    Committee since
    Virginia          2002.
   22201-3367

     Age 69
-------------------------------------------------------------------------------------------------


-------------------------------------------------------
                   PRINCIPAL                            OTHER DIRECTORSHIPS          SHARES AND DOLLAR
                 OCCUPATION(S)                           HELD BY DIRECTOR                RANGE OF
      DURING AT LEAST THE PAST FIVE YEARS                COMMON STOCK
                                                                                       BENEFICIALLY
                                                                                         OWNED AT
                                                                                     DEC. 31, 2004/1/
------------------------------------------------------------------------------------------------------
   Honorary Chairman: Schneider Electric SA      Director: Fleury Michon (France);         2,303
(industrial conglomerate) since 1999; Chairman         AFEP (France); Wendel          $10,001-$50,000
  of the Board and CEO: Schneider Electric SA        Investissements (formerly
   (industrial conglomerate) from 1981 until       Compagnie Generale d'Industrie
  February 1999; Chairman: AFEP from 1999 to       et de Participations (CGIP));
2001; Vice Chairman: Credit Suisse First Boston    Member of the Board of Pernod
  (Europe) Limited (investment banking) from        Ricard since 2003; Member of
1999 to 2002; Senior Advisor: CSFB since 2002;      Supervisory Board of AXA-UAP
    Partner, SAGARD Private Equity Partners      (France) (insurance) from 1998 to
                   (France).                       March 2001; Member of Advisory
                                    Board: Booz Allen & Hamilton
                                                  (USA) from 1997 to December 30,
                                                  2002; Member: LaGardere (France)
                                                         (holding company).
------------------------------------------------------------------------------------------------------
  Senior Vice President and General Counsel:        Member and President of the            2,958
Stateside Associates, Inc. from August 1993 to  Virginia Military Institute Board of  $10,001-$50,000
 May 30, 2004; Senior Consultant to Stateside          Visitors; Trustee: The
 Associates, Inc. from June 1 to December 31,      Williamsburg Investment Trust
  2004; Samuel B. Witt, III, Attorney-at-Law,     (registered investment company).
              since August 1993.






------------------------------------------------------------------------------------------------------

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Certain Information Concerning Directors (continued)


                                                            CLASS III INTERESTED DIRECTOR
                                                              (TERM WILL EXPIRE IN 2006)
--------------------------------------------------------------------------------------------------
     NAME,          POSITION(S)     TERM OF OFFICE                    PRINCIPAL
    ADDRESS          WITH FUND      AND LENGTH OF                   OCCUPATION(S)
     & AGE                           TIME SERVED         DURING AT LEAST THE PAST FIVE YEARS



---------------------------------------------------------------------------------------------------
    Mr. Paul         Director;      Director since   General Partner: Hottinger et Cie (Zurich);
   Hottinguer     Chairman of the       1987.        President: Gaspee (real estate) since 1992;
Hottinger et Cie Board of Directors                 Financiere Hottinguer (holding company) since
Dreikonigstrasse since 1989; Chief                    1990; Financiere Provence Participations
       55        Executive Officer                     (venture capital firm) since 1990; AXA
  8027 Zurich    from 1989 to 2002.                International Obligation (finance) since 1996;
  Switzerland                                           Managing Director: Intercom (holding
     Age 62                                           company) since 1984; Vice Chairman of the
                                                      Board, Director and Member of Investment
                                                         Committee: Hottinger Capital Corp;
                                                     Administrator: Investissement Hottinger SA
                                                      since 1989; Finaxa (finance) since 1982;
                                                       Permanent Representative: Credit Suisse
                                                   Hottinguer to Provence International (publicly
                                                       held French mutual fund); Credit Suisse
                                                    Hottinguer to CS Oblig Euro Souverain (mutual
                                                   fund); Financiere Hottinguer to CS Institutions
                                                     Monetaire (mutual fund) from 1990 to 2002;
                                                       Financiere Hottinguer to CS Court Terme
                                                      (mutual fund) from 1990 to 2002; Censor -
                                                    Provence Europe (mutual fund); Credit Suisse
                                                   Hottinguer to PPC; Credit Suisse Hottinguer to
                                                   Croissance Britannia (investment fund); Credit
                                                      Suisse Hottinguer to Harwanne Allemagne;
                                                    Director: Hottinger U.S., Inc. until December
                                                                        2004.
---------------------------------------------------------------------------------------------------


----------------------------------------------------
                   PRINCIPAL                           OTHER DIRECTORSHIPS        SHARES AND DOLLAR
                 OCCUPATION(S)                          HELD BY DIRECTOR              RANGE OF
      DURING AT LEAST THE PAST FIVE YEARS             COMMON STOCK
                                                                                    BENEFICIALLY
                                                                                      OWNED AT
                                                                                  DEC. 31, 2004/1/
---------------------------------------------------------------------------------------------------
  General Partner: Hottinger et Cie (Zurich);      Director: Drouot Securite;        278,834/4/
  President: Gaspee (real estate) since 1992;    Member: Conseil de Surveillance    over $100,000
 Financiere Hottinguer (holding company) since  Credit Suisse Hottinguer; Societe
   1990; Financiere Provence Participations     pour le Financement de Bureaux et
    (venture capital firm) since 1990; AXA       d'Usines Sofibus (real estate).
International Obligation (finance) since 1996;
     Managing Director: Intercom (holding
   company) since 1984; Vice Chairman of the
   Board, Director and Member of Investment
      Committee: Hottinger Capital Corp;
  Administrator: Investissement Hottinger SA
   since 1989; Finaxa (finance) since 1982;
    Permanent Representative: Credit Suisse
Hottinguer to Provence International (publicly
    held French mutual fund); Credit Suisse
 Hottinguer to CS Oblig Euro Souverain (mutual
fund); Financiere Hottinguer to CS Institutions
  Monetaire (mutual fund) from 1990 to 2002;
    Financiere Hottinguer to CS Court Terme
   (mutual fund) from 1990 to 2002; Censor -
 Provence Europe (mutual fund); Credit Suisse
Hottinguer to PPC; Credit Suisse Hottinguer to
Croissance Britannia (investment fund); Credit
   Suisse Hottinguer to Harwanne Allemagne;
 Director: Hottinger U.S., Inc. until December
                     2004.
---------------------------------------------------------------------------------------------------

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Certain Information Concerning Directors (continued)

                                                           CLASS III NON-INTERESTED DIRECTORS
                                                               (TERM WILL EXPIRE IN 2006)
---------------------------------------------------------------------------------------------------
     NAME,          POSITION(S)    TERM OF OFFICE                     PRINCIPAL
    ADDRESS          WITH FUND     AND LENGTH OF                    OCCUPATION(S)
     & AGE                          TIME SERVED          DURING AT LEAST THE PAST FIVE YEARS



----------------------------------------------------------------------------------------------------
   Mr. Claude        Director;     Director since   E.B.R.D.-European Bank for Reconstruction and
 Mosseri-Marlio    Member of the       1993.          Development; Senior Advisor: TAM Program
  6 bis rue du      Nominating                          (Turn Around Management) since 1999;
    Cloitre       Committee since                    Financial Consultant, portfolio management
   Notre-Dame      1993 and the                   since 1982; Professor, Schiller University, Paris
  75004 Paris       Governance/                       since 1989; Professor, American Business
     France         Nominating                    School, Paris, since 1995; Guest Lecturer, Kelley
     Age 74       Committee since                   School of Business, Indiana University, since
                       2002.                        1998; Guest Lecturer, Fox School of Business,
                                                       Temple University, since 2002; Visiting
                                                        Professor, Tyumen State Institute of
                                                       Management, Tyumen, Russia, since 2002;
                                                        Visiting Professor, Paris Chamber of
                                                        Commerce, Moscow Branch, since 2004.
----------------------------------------------------------------------------------------------------
   Stephen K.        Director;     Director since    Of Counsel: Sullivan & Cromwell since 1997;
   West, Esq.      Member of the       1995.        Partner: Sullivan Cromwell from 1964 to 1996.
   Sullivan &     Audit Committee
    Cromwell     from 1996 to 2004
125 Broad Street      and the
   New York,        Governance/
    New York        Nominating
     10004        Committee since
     Age 76            2002.





----------------------------------------------------------------------------------------------------


-----------------------------------------------------
                    PRINCIPAL                            OTHER DIRECTORSHIPS         SHARES AND DOLLAR
                  OCCUPATION(S)                           HELD BY DIRECTOR               RANGE OF
       DURING AT LEAST THE PAST FIVE YEARS               COMMON STOCK
                                                                                       BENEFICIALLY
                                                                                         OWNED AT
                                                                                     DEC. 31, 2004/1/
------------------------------------------------------------------------------------------------------
  E.B.R.D.-European Bank for Reconstruction and                  None                     6,992
    Development; Senior Advisor: TAM Program       $50,001-$100,000
      (Turn Around Management) since 1999;
   Financial Consultant, portfolio management
since 1982; Professor, Schiller University, Paris
    since 1989; Professor, American Business
School, Paris, since 1995; Guest Lecturer, Kelley
  School of Business, Indiana University, since
  1998; Guest Lecturer, Fox School of Business,
     Temple University, since 2002; Visiting
      Professor, Tyumen State Institute of
     Management, Tyumen, Russia, since 2002;
      Visiting Professor, Paris Chamber of
      Commerce, Moscow Branch, since 2004.
------------------------------------------------------------------------------------------------------
   Of Counsel: Sullivan & Cromwell since 1997;         Director: Pioneer Funds            19,217
  Partner: Sullivan Cromwell from 1964 to 1996.    (registered investment company)    over $100,000
                   (52 portfolios); AMVESCAP PLC
                   (Investment Manager) from 1999
                    to 2005; First ING Insurance
                   Company of New York from 1983
                   to 2001; Winthrop Focus Funds
                   from 1988 to 1997; ING America
                   Holdings, Inc. (insurance and
                                                    broker-dealer holding company)
                                                   from 1988 to 1998; Dresdner RCM
                                                  Global Strategic Income Fund, Inc.
                                                   (registered investment company)
                                                          from 1997 to 2002.
------------------------------------------------------------------------------------------------------

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Certain Information Concerning Executive Officers

    The following table sets forth certain information about each person currently serving as an Executive Officer of the Fund, including his beneficial ownership of Common Stock of the Fund. All information presented in the table is as of December 31, 2004.

                                        EXECUTIVE OFFICERS
---------------------------------------------------------------------------------------------------
          NAME,             POSITION(S)   PRINCIPAL OCCUPATION(S) DURING AT LEAST     SHARES OF
      ADDRESS & AGE          WITH FUND              THE PAST FIVE YEARS             COMMON STOCK
                                                                                    BENEFICIALLY
                                                                                      OWNED AT
                                                                                   DEC. 31, 2004/1/
---------------------------------------------------------------------------------------------------
     Mr. Rodolphe E.       President and    Managing Partner: Hottinger et Cie        295,181/4/
      Hottinger/2/        Chief Executive     (Zurich) since 1987; President:       Over $100,000
    Hottinger et Cie          Officer        Hottinger Capital, S.A. (Geneva)
   3 Place des Bergues                       (investment company) since 2000;
        C.P. 395                            Hottinger & Co. Ltd, UK (investment
     CH-1201 Geneva                          advisor) since 2001; and Emba, NV
       Switzerland                         (investment company) since 1990; Vice
                                          Chairman of the Board, Director, Chief
         Age 48                               Executive Officer and Member of
                                          Investment Committee: Hottinger Capital
                                           Corp. ("HCC") since 1994; President:
                                           Financiere Hottinger Paris; Director:
                                            Hottinger U.S., Inc. until December
                                                           2004.
---------------------------------------------------------------------------------------------------
 Mr. Rudolf Millisits/2/    Senior Vice     Director: HCC since December 2000;          7,035
 Hottinger Capital Corp.    President,      Chief Operating Officer: HCC since     $50,001-$100,000
   1270 Avenue of the      Treasurer and       December 1998; Executive Vice
   Americas Suite 400     Chief Financial President, Portfolio Manager, Member of
   New York, New York         Officer         Investment Committee and Chief
          10020                           Compliance Officer: HCC since September
                                           1994; Assistant Secretary: HCC since
         Age 47                            August 1995; Chairman, CEO, Director:
                                            Hottinger U.S., Inc since December
                                              2004; President, CFO: Hottinger
                                          Brothers LLC since 2004; Executive Vice
                                            President and Assistant Secretary:
                                          Hottinger U.S., Inc. until December 2004
---------------------------------------------------------------------------------------------------
 Mr. Philippe R. Comby,   Vice President  Senior Vice President: HCC since 2002;        2,500
         CFA/2/                             Chief Investment Officer and Senior    $10,001-$50,000
 Hottinger Capital Corp.                  Vice President: Hottinger Brothers LLC
   1270 Avenue of the                      since 2004; President, Secretary and
   Americas Suite 400                      Director: Hottinger U.S., Inc. since
   New York, New York                      December 2004; First Vice President:
          10020                           HCC from 1998 to 2002; Vice President:
                                            Hottinger U.S., Inc until December
         Age 38                           2004; Treasurer: HCC since 1997; Member
                                          of Investment Committee: HCC since 1996.
---------------------------------------------------------------------------------------------------
Mr. Edward J. Veilleux/2/ Vice President   President EJV Financial Services LLC         2,054
      EJV Financial        and Secretary   (Investment Company Consulting) since   $10,001-$50,000
      Services LLC                          May 2002; Director: Deutsche Asset
   5 Brook Farm Court                          Management from 1999 to 2002;
  Hunt Valley, Maryland                    Principal: BT Alex Brown Incorporated
          21030                              from 1989 to 1999; Executive Vice
                                           President, Investment Company Capital
         Age 61                                  Corp. from 1987 to 2002.
---------------------------------------------------------------------------------------------------
  Mr. Peter R. Guarino         Chief      Executive Director, Investment Company         None
   Two Portland Square      Compliance     Services of Forum Fund Services, LLC
  Portland, Maine 04101       Officer       since 2004; Independent Compliance
                                           Consultant from 2002 to 2004; General
         Age 47                           Counsel and Global Compliance Director,
                                            MiFund, Inc. (mutual fund services)
                                            from 2000 to 2002; Western Division
                                          Chief Operating Officer, Funds Services
                                            Group, Merrill Corporation. (mutual
                                             fund services) from 1998 to 2000;
                                            Served in various senior legal and
                                            compliance capacities with the G.T.
                                          Global Group of Funds from 1991 to 1998
                                           and The Dreyfus Corporation from 1989
                                                         to 1991.
---------------------------------------------------------------------------------------------------

/1/ALL DIRECTORS AND EXECUTIVE OFFICERS AS A GROUP (15 PERSONS) OWNED 341,754
   SHARES WHICH CONSTITUTES APPROXIMATELY 1.4% OF THE OUTSTANDING COMMON STOCK OF THE FUND. SHARE NUMBERS IN THIS ANNUAL REPORT HAVE BEEN ROUNDED TO THE NEAREST WHOLE SHARE.
/2/INDICATES "INTERESTED PERSON," AS DEFINED IN THE INVESTMENT COMPANY ACT OF
   1940, AS AMENDED (THE "1940 ACT"). PAUL HOTTINGUER AND THE BARON HOTTINGER ARE BROTHERS AND RODOLPHE E. HOTTINGER IS THE SON OF THE BARON. PAUL HOTTINGUER, THE BARON HOTTINGER, AND RODOLPHE E. HOTTINGER ARE "INTERESTED PERSONS" BECAUSE OF THEIR AFFILIATION WITH HOTTINGER ET CIE (ZURICH) AND HOTTINGER U.S., INC., CONTROLLING PERSONS OF HCC, THE FUND'S INVESTMENT ADVISOR. ALEXANDRE DE TAKACSY IS AN "INTERESTED PERSON" BECAUSE OF HIS AFFILIATION WITH HCC. PAUL R. BRENNER IS AN "INTERESTED PERSON" BECAUSE HE SERVED AS COUNSEL TO THE FUND, COUNSEL TO HCC AND OF COUNSEL TO SALANS, WHICH SERVED AS GENERAL COUNSEL FOR THE FUND DURING THE PRIOR TWO YEARS. IN ADDITION, RODOLPHE E. HOTTINGER, RUDOLF MILLISITS, PHILIPPE R. COMBY, AND EDWARD J. VEILLEUX ARE CONSIDERED "INTERESTED PERSONS" BECAUSE EACH IS AN OFFICER OF THE FUND.
/3/EFFECTIVE JANUARY 1, 2005, THE BARON HOTTINGER RESIGNED FROM THE BOARD AND
   PAUL R. BRENNER BECAME A NON-INTERESTED DIRECTOR.
/4/HOTTINGER ET CIE (ZURICH), A PARTNERSHIP, OWNS 126,382 SHARES OF THE FUND,
   HCC OWNS 113,788 SHARES OF THE FUND, HOTTINGER TREUHAND AG OWNS 8,664 SHARES OF THE FUND AND HOTTINGER BANK & TRUST LIMITED, NASSAU OWNS 30,000 SHARES OF THE FUND. PAUL HOTTINGUER, THE BARON HOTTINGER, AND RODOLPHE E. HOTTINGER ARE CONTROLLING PARTNERS OF HOTTINGER ET CIE (ZURICH) AND CONTROLLING STOCKHOLDERS AND DIRECTORS OF HCC AND HOTTINGER TREUHAND AG AND THEREFORE SHARE VOTING AND INVESTMENT POWER OVER THE 278,834 SHARES OF THE FUND OWNED BY HOTTINGER ET CIE (ZURICH), HCC, HOTTINGER TREUHAND AG AND HOTTINGER BANK & TRUST LIMITED, NASSAU. IN ADDITION, RODOLPHE E. HOTTINGER AND HIS CHILDREN DIRECTLY OWN 16,347 SHARES OF THE FUND.

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Review of Operations

Trading activity for 2004 involved changes in the following positions:

--------------------------------------------------------------------------------
NEW INVESTMENTS BY THE FUND
--------------------------------------------------------------------------------

BKW FMB Energie AG
Ciba Specialty Chemicals AG
Cytos Biotechnology AG
Elektrizitaets-Gesellschaft Laufenburg AG
Huber & Suhner AG
Kuoni Reisen Holding AG
SIG Holding AG
St. Galler Kantonalbank
Sulzer AG

--------------------------------------------------------------------------------
ADDITIONS TO EXISTING INVESTMENTS
--------------------------------------------------------------------------------

Actelion Ltd.
Holcim Ltd. -- Registered
Kuehne & Nagel International AG
Logitech International SA
Sika AG
Syngenta AG
Temenos Group AG
--------------------------------------------------------------------------------
SECURITIES DISPOSED OF
--------------------------------------------------------------------------------

ABB Ltd.
Adecco SA
Charles Voegele Holding AG
Converium Holding AG
Kudelski SA
Unaxis Holding AG

--------------------------------------------------------------------------------
REDUCTIONS IN EXISTING INVESTMENTS
--------------------------------------------------------------------------------

Credit Suisse Group
Geberit AG
Micronas Semiconductor Holding AG
Phonak Holding AG
SGS Societe Generale de Surveillance Holding SA
Swiss Reinsurance Company

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

           Schedule of Investments                 December 31, 2004

                                                      Percent
                      No. of                          of Net
                      Shares Security    Value        Assets
                      ---------------------------------------
                      COMMON STOCKS -- 101.82%


      BANKS -- 14.36%

      243,000 CREDIT SUISSE GROUP
              REGISTERED SHARES                    $  10,214,933       2.54%
              A global operating financial group.
              (Cost $6,482,308)

       43,846 ST. GALLER KANTONALBANK
              REGISTERED SHARES                       10,989,456       2.74%
              A Swiss regional bank that offers
              retail, commercial, private and
              institutional banking. It also
              provides asset management and
              financial planning services.
              (Cost $10,163,365)

      435,000 UBS AG/2/
              REGISTERED SHARES                       36,476,343       9.08%
              Largest Swiss bank. It offers
              consumer, business and
              construction loans, mortgages,
              mutual funds, export and structured
              finance and securities brokerage
              services, advises on mergers and
              acquisitions, invests pension funds
              and sponsors credit cards.
              (Cost $7,578,949)
                                                   -------------    -------
                                                      57,680,732      14.36%

      BIOTECHNOLOGY -- 5.12%

      195,916 ACTELION LTD./1,2/
              REGISTERED SHARES                       20,123,990       5.01%
              Pharmaceutical company that
              develops and markets synthetic
              small-molecule drugs against
              diseases related to the endothelium.
              The company's drugs, Veletri and
              Tracleer, are used in the treatment
              of heart and pulmonary conditions.
              (Cost $15,302,732)

                                               Percent
                         No. of                of Net
                         Shares Security Value Assets
                         -----------------------------


       BIOTECHNOLOGY -- (CONTINUED)

        12,273 CYTOS BIOTECHNOLOGY AG/1/
               REGISTERED SHARES                   $     431,730    0.11%
               Develops and produces
               biopharmaceuticals. Produces
               vaccines that immunize the patient
               against disease-related proteins.
               This instructs the immune system to
               produce antibodies to reverse or
               prevent disease progression.
               (Cost $439,327)
                                                   ------------- -------
                                                      20,555,720    5.12%

       CHEMICALS -- 9.74%

        95,000 CIBA SPECIALTY CHEMICALS AG
               REGISTERED SHARES                       7,226,717    1.80%
               Develops, manufactures, and
               markets specialty chemicals.
               (Cost $6,918,753)

        18,598 SIKA AG
               BEARER SHARES                          11,154,548    2.78%
               Leading producer of construction
               chemicals.
               (Cost $5,039,641)

       194,931 SYNGENTA AG/2/
               REGISTERED SHARES                      20,708,526    5.16%
               Produces herbicides, insecticides
               and fungicides, and seeds for field
               crops, vegetables, and flowers.
               (Cost $12,135,720)
                                                   ------------- -------
                                                      39,089,791    9.74%

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

           Schedule of Investments (continued)     December 31, 2004

                                                        Percent
                        No. of                          of Net
                        Shares   Security   Value       Assets
                        ---------------------------------------
                        COMMON STOCKS -- (CONTINUED)


     CONSTRUCTION -- 4.18%

       6,012 GEBERIT AG
             REGISTERED SHARES                       $   4,398,895       1.10%
             Manufactures and supplies water
             supply pipes and fittings, installation
             systems, drainage and flushing
             systems such as visible cisterns,
             and other sanitary systems for the
             commercial and residential
             construction markets.
             (Cost $1,999,305)

     205,143 HOLCIM LTD.
             REGISTERED SHARES                          12,358,012       3.08%
             Produces and markets various
             building materials, in addition to
             providing consulting and
             engineering services in all areas of
             the cement manufacturing process.
             (Cost $9,945,825)
                                                     -------------    -------
                                                        16,756,907       4.18%

     CYCLICAL GOODS & SERVICES -- 0.22%

       2,000 KUONI REISEN HOLDING AG
             REGISTERED SHARES                             879,430       0.22%
             Operates travel agencies and
             provides travel planning services.
             (Cost $865,972)
                                                     -------------    -------
                                                           879,430       0.22%

                                                      Percent
                      No. of                          of Net
                      Shares Security    Value        Assets
                      ------------------------------------------


       FOOD & BEVERAGES -- 14.58%

           300 LINDT & SPRUNGLI AG
               REGISTERED SHARES                   $   4,392,754    1.09%
               Major manufacturer of premium
               Swiss chocolates.
               (Cost $1,196,399)

       207,000 NESTLE AG/2/
               REGISTERED SHARES                      54,157,506   13.49%
               Largest food and beverage
               processing company in the world.
               (Cost $12,427,541)
                                                   ------------- -------
                                                      58,550,260   14.58%

       INDUSTRIAL GOODS & SERVICES -- 8.69%

         2,055 BELIMO HOLDING AG
               REGISTERED SHARES                       1,219,880    0.30%
               World market leader in damper and
               volume control actuators for
               ventilation and air-conditioning
               equipment.
               (Cost $450,523)

         4,500 KABA HOLDINGS AG
               BEARER SHARES                           1,394,996    0.35%
               Provides mechanical and electronic
               security systems.
               (Cost $809,667)

        64,885 KUEHNE & NAGEL INTERNATIONAL AG/2/
               REGISTERED SHARES                      13,980,147    3.48%
               Operates sea freight, land and rail
               transportation businesses and
               warehousing and distribution
               facilities.
               (Cost $4,508,211)

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

           Schedule of Investments (continued)     December 31, 2004

                                                      Percent
                      No. of                          of Net
                      Shares Security    Value        Assets
                      ------------------------------------------
                      COMMON STOCKS -- (CONTINUED)


        INDUSTRIAL GOODS & SERVICES -- (CONTINUED)

         6,598  SGS SOCIETE GENERALE DE
                SURVEILLANCE HOLDING SA
                REGISTERED SHARES                  $   4,621,675      1.15%
                Provides a variety of industrial
                inspection, analysis, testing and
                verification services worldwide.
                (Cost $1,709,324)

         5,076  SIG HOLDING AG
                REGISTERED SHARES                      1,160,637      0.29%
                Manufactures packaging machinery
                through subsidaries. Produces
                beverage bottling machines,
                beverage cartons, and filling
                machines.
                (Cost $1,012,065)

        31,460  SULZER AG
                REGISTERED SHARES                     12,512,343      3.12%
                Manufactures and sells industrial
                equipment, machinery, and medical
                devices.
                (Cost $11,011,925)
                                                   -------------   -------
                                                      34,889,678      8.69%

        INSURANCE -- 1.21%

        68,088  SWISS REINSURANCE COMPANY
                REGISTERED SHARES                      4,856,158      1.21%
                Second largest reinsurance
                company in the world.
                (Cost $4,038,842)
                                                   -------------   -------
                                                       4,856,158      1.21%

                                                  Percent
                         No. of                   of Net
                         Shares Security Value    Assets
                         -----------------------------------


      MEDICAL TECHNOLOGY -- 0.67%

         81,867 PHONAK HOLDING AG
                REGISTERED SHARES                   $   2,699,861       0.67%
                Designs and produces wireless
                analog and digital hearing aids,
                transmitters, remote controls,
                microphones and receivers for use
                in wireless communications within
                broadcasting and sports.
                (Cost $700,046)
                                                    -------------    -------
                                                        2,699,861       0.67%

      PHARMACEUTICALS -- 28.54%

      1,315,000 NOVARTIS AG/2/
                REGISTERED SHARES                      66,264,621      16.50%
                One of the leading manufacturers of
                pharmaceutical and nutrition
                products.
                (Cost $16,301,451)

        420,000 ROCHE HOLDING AG/2/
                DIVIDEND RIGHTS CERTIFICATES           48,349,310      12.04%
                Worldwide pharmaceutical
                company.
                (Cost $8,467,363)
                                                    -------------    -------
                                                      114,613,931      28.54%

      RETAILERS -- 1.13%

         24,767 GALENICA HOLDING AG
                REGISTERED SHARES                       4,541,306       1.13%
                Manufactures and distributes
                prescription and over-the-counter
                drugs, toiletries and hygiene
                products.
                (Cost $3,158,881)
                                                    -------------    -------
                                                        4,541,306       1.13%

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

           Schedule of Investments (continued)     December 31, 2004

                                                      Percent
                         No. of                       of Net
                         Shares    Security   Value   Assets
                         ------------------------------------
                         COMMON STOCKS -- (CONTINUED)


      TECHNOLOGY -- 6.40%

       22,454 HUBER & SUHNER AG
              REGISTERED SHARES                    $   1,559,991    0.39%
              Manufactures a wide range of
              products, extending from cables for
              energy and electrical submission to
              special products such as rubber.
              (Cost $1,291,221)

      311,001 LOGITECH INTERNATIONAL SA/1,2/
              REGISTERED SHARES                       19,008,504    4.73%
              Manufactures personal computer
              input devices, as well as producing
              trackballs, desktop publishing
              programs and related software.
              (Cost $12,846,414)

       41,577 MICRONAS SEMICONDUCTOR HOLDING AG/1/
              REGISTERED SHARES                        2,038,447    0.51%
              Develops and manufactures a wide
              range of semiconductors and
              modules used by the automotive
              and consumer goods industries.
              (Cost $1,398,556)

      334,661 TEMENOS GROUP AG/1/
              REGISTERED SHARES                        3,090,265    0.77%
              Provides integrated software for the
              banking sector. Develops,
              distributes, implements, and
              supports its process-oriented real-
              time enterprise software designed
              for the management of
              administrative tasks in Europe,
              North America, Asia, and the Middle
              East.
              (Cost $2,500,403)
                                                   ------------- -------
                                                      25,697,207    6.40%

                                               Percent
                         No. of                of Net
                         Shares Security Value Assets
                         -----------------------------


     UTILITY SUPPLIERS -- 6.98%

     22,445 BKW FMB ENERGIE AG/2/
            REGISTERED SHARES                      $  13,718,472       3.42%
            Generates and distributes electricity.
            Produces electricity using nuclear,
            hydroelectric, solar, biomass and
            wind energy.
            (Cost $12,145,317)

     17,144 ELEKTRIZITAETS-GESELLSCHAFT
            LAUFENBURG AG/2/
            REGISTERED SHARES                         14,308,026       3.56%
            Generates and sells electricity.
            Operates nuclear and hydroelectric
            generating plants. Sells excess
            power throughout Europe.
            (Cost $12,807,688)
                                                   -------------    -------
                                                      28,026,498       6.98%

            TOTAL COMMON STOCKS
            (Cost $185,653,734)*                   $ 408,837,479     101.82%

            OTHER LIABILITIES LESS ASSETS             (7,323,139)     (1.82)%
                                                   -------------    -------

            NET ASSETS                             $ 401,514,340     100.00%
                                                   =============    =======

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

           Schedule of Investments (concluded)     December 31, 2004

                      PORTFOLIO HOLDINGS
                      % OF TOTAL INVESTMENTS
                      Pharmaceuticals              28.03%
                      Food & Beverages             14.32%
                      Banks                        14.11%
                      Chemicals                     9.56%
                      Industrial Goods & Services   8.53%
                      Utility Suppliers             6.85%
                      Technology                    6.29%
                      Biotechnology                 5.03%
                      Construction                  4.10%
                      Insurance                     1.19%
                      Retailers                     1.11%
                      Medical Technology            0.66%
                      Cyclical Goods & Services     0.22%
                                                  ------
                                                  100.00%
                                                  ------

--------------------------------------------------------------------------------
 /1/NON-INCOME PRODUCING SECURITY.
 /2/ONE OF THE TEN LARGEST PORTFOLIO HOLDINGS.
*COST FOR FEDERAL INCOME TAX PURPOSES IS $186,488,688 AND NET UNREALIZED
 APPRECIATION (DEPRECIATION) CONSISTS OF:

                   GROSS UNREALIZED APPRECIATION  $222,493,141
                   GROSS UNREALIZED DEPRECIATION      (144,350)
                                                  ------------
                   NET UNREALIZED APPRECIATION    $222,348,791
                                                  ============

SEE NOTES TO THE FINANCIAL STATEMENTS.

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

           Statement of Assets and Liabilities     December 31, 2004

ASSETS:
   Investments, at value (cost $185,653,734).......................................    $408,837,479
   Cash............................................................................       1,215,800
   Foreign currency (cost $6,998,981)..............................................       8,212,486
   Tax reclaims receivable.........................................................         859,815
   Prepaid expenses and other......................................................          46,033
                                                                                       ------------
     Total assets................................................................       419,171,613
                                                                                       ------------
LIABILITIES:
   Capital gain distribution payable...............................................      17,142,909
   Advisory fees payable (Note 2)..................................................         260,084
   Directors' fees and expenses....................................................          70,538
   Accrued expenses and other......................................................         183,742
                                                                                       ------------
     Total liabilities...........................................................        17,657,273
                                                                                       ------------
     Net assets..................................................................      $401,514,340
                                                                                       ------------
COMPOSITION OF NET ASSETS:
   Paid in capital.................................................................     169,781,066
   Distributable earnings
     Undistributed net investment income..................................     514,998
     Accumulated net realized gain from investment and foreign currency
       transactions.......................................................   6,714,780
     Net unrealized appreciation on investments and foreign currency...... 224,503,496
                                                                           -----------
     Total distributable earnings................................................       231,733,274
                                                                                       ------------
Net assets............................................................................ $401,514,340
                                                                                       ------------
NET ASSET VALUE PER SHARE:
   ($401,514,340 / 23,909,218 shares outstanding)..................................    $      16.79
                                                                                       ============

--------------------------------------------------------------------------------
SEE NOTES TO FINANCIAL STATEMENTS.

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

  Statement of Operations                 For the Year Ended December 31, 2004

INVESTMENT INCOME:
   Dividends (less foreign taxes withheld of $728,070)...................... $ 3,950,874
   Interest.................................................................      54,049
   Securities lending income................................................      31,447
                                                                             -----------
     Total income...........................................................   4,036,370
                                                                             -----------
EXPENSES:
   Investment advisory fees (Note 2)........................................   2,968,162
   Professional fees........................................................     177,261
   Directors' fees & expenses...............................................     247,106
   Administration fees......................................................     284,103
   Custody fees.............................................................     179,076
   Printing and shareholder reports.........................................     113,671
   Accounting fees..........................................................      97,818
   Transfer agent fees......................................................      16,808
   Miscellaneous............................................................     237,714
                                                                             -----------
     Total expenses.........................................................   4,321,719
                                                                             -----------
     Expenses in excess of net investment income............................    (285,349)
                                                                             -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY:
   Net realized gain from:
     Investment transactions................................................  24,407,382
     Foreign currency transactions..........................................     800,502
   Net change in unrealized appreciation/depreciation from:
     Investment transactions................................................  31,782,290
     Foreign currency translations..........................................     737,959
                                                                             -----------
     Net Realized and Unrealized Gain on Investments and Foreign Currency...  57,728,133
                                                                             -----------
NET INCREASE IN NET ASSETS FROM OPERATIONS.................................. $57,442,784
                                                                             ===========

--------------------------------------------------------------------------------
SEE NOTES TO FINANCIAL STATEMENTS.

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

                   Statement of Changes in Net Assets

                                                                For the Years Ended December 31,
                                                                --------------------------------
                                                                         2004             2003

INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Expenses in excess of net investment income..................... $   (285,349) $   (224,573)
   Net realized gain from:
     Investment transactions.......................................   24,407,382    15,418,356
     Foreign currency transactions.................................      800,502     6,289,626
   Net change in unrealized appreciation/depreciation from:
     Investments...................................................   31,782,290    84,616,279
     Foreign currency..............................................      737,959    (3,997,843)
                                                                    ------------  ------------
   Net increase in net assets from operations......................   57,442,784   102,101,845
                                                                    ------------  ------------
DISTRIBUTIONS TO STOCKHOLDERS FROM:
   Net investment income and net realized gains from foreign
     currency transactions.........................................   (2,309,546)   (3,470,158)
   In excess of net investment income..............................     (285,504)           --
   Net realized capital gains......................................  (19,781,630)  (13,579,287)
                                                                    ------------  ------------
     Total distributions to stockholders...........................  (22,376,680)  (17,049,445)
                                                                    ------------  ------------
CAPITAL SHARE TRANSACTIONS:
   Value of shares issued in reinvestment of dividends and
     distributions.................................................           --     5,961,904
   Value of shares repurchased through stock buyback...............   (2,537,410)   (1,827,374)
                                                                    ------------  ------------
   Total increase (decrease) from capital share transactions.......   (2,537,410)    4,134,530
                                                                    ------------  ------------
   Total increase in net assets....................................   32,528,694    89,186,930
NET ASSETS:
   Beginning of period.............................................  368,985,646   279,798,716
                                                                    ------------  ------------
   End of period (including undistributed net investment income of
     $514,998 and $2,594,895, respectively)........................ $401,514,340  $368,985,646
                                                                    ============  ============


--------------------------------------------------------------------------------
SEE NOTES TO FINANCIAL STATEMENTS.

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Financial Highlights

                                                                                 For the Years Ended December 31,
                                                                      -------------------------------------------------------
                                                                         2004       2003       2002        2001       2000
-------------------------------------------------------------------   --------   --------   --------   --------     --------
PER SHARE OPERATING PERFORMANCE:
   Net asset value at beginning of period............................ $  15.31   $  11.82   $  13.16   $  17.92     $  17.52
                                                                      --------   --------   --------   --------     --------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (expenses in excess of income)..............    (0.01)     (0.01)     (0.02)     (0.03)       --/1/
   Net realized and unrealized gain (loss) on investments/2/.........     2.41       4.24      (0.71)     (4.34)        1.68
                                                                      --------   --------   --------   --------     --------
   Total from investment operations..................................     2.40       4.23      (0.73)     (4.37)        1.68
                                                                      --------   --------   --------   --------     --------
   Gain from capital share repurchases...............................     0.02       0.02       0.02       0.06         0.21
   Capital charge resulting from the issuance of fund shares.........       --      (0.06)        --      (0.14)       (0.12)
                                                                      --------   --------   --------   --------     --------
LESS DISTRIBUTIONS:
   Dividends from net investment income and net realized gains from
    foreign currency transactions....................................    (0.10)     (0.14)     (0.06)        --           --
   Dividends in excess of net investment income......................    (0.01)        --      (0.01)        --           --
   Distributions from net realized capital gains.....................    (0.83)     (0.56)     (0.56)     (0.31)       (1.37)
                                                                      --------   --------   --------   --------     --------
   Total distributions...............................................    (0.94)     (0.70)     (0.63)     (0.31)       (1.37)
                                                                      --------   --------   --------   --------     --------
   Net asset value at end of period.................................. $  16.79   $  15.31   $  11.82   $  13.16     $  17.92
                                                                      ========   ========   ========   ========     ========
   Market value per share at end of period........................... $  14.95   $  12.92   $   9.64   $  11.00     $  14.50
                                                                      ========   ========   ========   ========     ========
TOTAL INVESTMENT RETURN/3/:
   Based on market value per share...................................    23.65%     41.76%     (4.46)%   (22.10)%      15.06%
   Based on net asset value per share................................    17.19%     37.00%     (6.92)%   (24.94)%      12.11%
RATIOS TO AVERAGE NET ASSETS:
   Expenses..........................................................     1.14%      1.30%      1.31%      1.39%/4/     1.16%
   Net investment income (expenses in excess of income)..............    (0.08)%    (0.07)%    (0.14)%    (0.23)%       0.01%
SUPPLEMENTAL DATA:
   Net assets at end of period (000s)................................ $401,514   $368,986   $279,799   $314,436     $415,315
   Average net assets during period (000's).......................... $378,205   $306,563   $308,018   $341,806     $422,426
   Stockholders of record/5/.........................................      926        964      1,001      1,067        1,125
   Portfolio turnover rate...........................................       41%        89%        83%        32%          25%

--------------------------------------------------------------------------------
/1/LESS THAN $.01 PER SHARE.
/2/INCLUDES NET REALIZED AND UNREALIZED CURRENCY GAIN (LOSS).
/3/TOTAL INVESTMENT RETURN BASED ON MARKET VALUE DIFFERS FROM TOTAL INVESTMENT
   RETURN BASED ON NET ASSET VALUE DUE TO CHANGES IN THE RELATIONSHIP BETWEEN THE FUND'S MARKET PRICE AND ITS NET ASSET VALUE PER SHARE.
/4/THE INCREASE IN THE FUND'S EXPENSE RATIO WAS ATTRIBUTABLE TO EXTRAORDINARY
   EXPENSES IN CONNECTION WITH A STOCKHOLDER'S PROXY CONTEST FOR THE ELECTION
   OF DIRECTORS AND TERMINATION OF THE MANAGEMENT CONTRACT AND DEFENSE AGAINST
   A LAWSUIT AGAINST THE FUND AND ITS DIRECTORS PLUS THE IMPACT OF A DECLINE IN THE FUND'S NET ASSETS.
/5/NOT AUDITED BY DELOITTE & TOUCHE LLP.
SEE NOTES TO FINANCIAL STATEMENTS.

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Notes to Financial Statements

NOTE 1--ORGANIZATIONAND SIGNIFICANT ACCOUNTING POLICIES

A. ORGANIZATION
The Swiss Helvetia Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified, closed-end investment management company. The Fund is organized as a corporation under the laws of the State of Delaware.

The investment objective of the Fund is to seek long-term growth of capital through investment in equity and equity-linked securities of Swiss companies.

B. VALUATION OF SECURITIES
The Fund values its investments at market value.

When valuing listed equity securities, the Fund uses the last sale price prior to the calculation of the Fund's net asset value. When valuing equity securities that are not listed or that are listed but have not traded, the Fund uses the mean between the bid and asked prices for that day.

When valuing fixed income securities, the Fund uses the last bid price prior to the calculation of the Fund's net asset value. If a current bid price is not available, the Fund uses the mean between the latest quoted bid and asked prices. When valuing fixed income securities that mature within sixty days, the Fund uses amortized cost.

It is the responsibility of the Fund's Board of Directors (the "Board") to establish fair valuation procedures. When valuing securities for which market quotations are not readily available or for which the market quotations that are available are considered unreliable, the Fund determines a fair value in good faith in accordance with these procedures. The Fund may use these procedures to establish the fair value of securities when, for example, a significant event occurs between the time the market closes and the time the Fund values its investments. After consideration of various factors, the Fund may value the securities at their last reported price or at some other value. On December 31, 2004, there were no fair valued securities.

C. SECURITIES TRANSACTIONS AND INVESTMENT INCOME
Securities transactions are recorded on the trade date. Realized gains and losses are determined by comparing the proceeds of a sale or the cost of a purchase with a specific offsetting transaction.

Dividend income, net of any foreign taxes withheld, is recorded on the ex-dividend date. Interest income, including amortization of premiums and accretion of discounts, is accrued daily. Estimated expenses are also accrued daily.

The Fund records Swiss withholding tax as an expense, net of any amount receivable from Swiss tax authorities in accordance with the tax treaty between the United States and Switzerland.

D. DISTRIBUTIONS
The Fund pays dividends annually to the extent it has any net investment income and net realized gains from foreign currency transactions and makes distributions of any net realized capital gains to the extent they exceed any capital loss carryforwards. The Fund determines the size and nature of these distributions in accordance with provisions of the Internal Revenue Code. Distributions may be paid either in cash or in stock with an option to take cash. The Fund records dividends and distributions on its books on the ex-dividend date.

E. FEDERAL INCOME TAXES
The Fund's policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its stockholders. Therefore, no federal income tax provision is required.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles.

F. SECURITIES LENDING
The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive amounts equivalent to the dividends paid on these securities and to participate in any changes in their market value. For the initial transaction, the Fund requires the borrowers of the securities to establish collateral with the Fund in the form of cash and/or government securities equal to 105% of the value of the securities loaned. Subsequent to the initial transaction, the Fund requires the

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Notes to Financial Statements (continued)

borrowers to maintain collateral with the Fund equal to 100% of the value of the securities loaned. The Fund receives fees as compensation for lending its securities. Either the Fund or the borrower may terminate the securities loan at any time. On December 31, 2004, there were no securities on loan.

G. FOREIGN CURRENCY TRANSLATION
The Fund maintains its accounting records in U.S. dollars. The Fund determines the U.S. dollar value of foreign currency denominated assets, liabilities and transactions by using prevailing exchange rates. In valuing assets and liabilities, the Fund uses the prevailing exchange rate on the valuation date. In valuing securities transactions, the receipt of income and the payment of expenses, the Fund uses the prevailing exchange rate on the transaction date.

Net realized and unrealized gains and losses on foreign currency translations shown on the Fund's financial statements result from the sale of foreign currencies, from currency gains or losses realized between the trade and settlement dates on securities transactions, and from the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid.

When calculating realized and unrealized gains or losses on investments in equity securities, the Fund does not separate the gain or loss attributable to changes in the foreign currency price of the security from the gain or loss attributable to the change in the U.S. dollar value of the foreign currency. Other foreign currency transactions resulting in realized and unrealized gain
(loss) are disclosed separately.

H. ESTIMATES
In preparing its financial statements in conformity with accounting principles generally accepted in the United States, management makes estimates and assumptions. Actual results may be different.

NOTE 2--FEESAND TRANSACTIONS WITH AFFILIATES
Hottinger Capital Corp. ("HCC"), which is owned jointly by Hottinger U.S., Inc. and Hottinger & Cie (Zurich), is the Fund's advisor (the "Advisor"). The Fund pays the Advisor an annual fee based on its month-end net assets which is calculated and paid monthly at the following annual rates: 1.00% of the first $60 million, 0.90% of the next $40 million, 0.80% of the next $100 million, 0.70% of the next $100 million, 0.65% of the next $100 million, 0.60% of the next $100 million, 0.55% of the next $100 million, and 0.50% of such assets in excess of $600 million. For the year ended December 31, 2004 the Fund paid the Advisor $2,968,162 in investment advisory fees. The Fund paid Hottinger & Cie $47,325 in brokerage commissions for the year ended December 31, 2004.

The Fund and the Advisor have agreed to share certain common expenses subject to review and allocation by the Audit Committee (the "Committee") of the Board. The Committee's allocations are based on its determination of the relative benefits the Fund and the Advisor derive from the expenditures. During 2004, the Committee allocated $9,300 of expenses incurred in connection with publicizing the Fund as follows: $4,650 to the Fund and $4,650 to the Advisor.

Certain officers and directors of the Fund are also officers or directors of HCC, Hottinger U.S., Inc. and Hottinger & Cie (Zurich). These persons are not paid by the Fund for serving in these capacities.

NOTE 3--OTHERFEES
Citigroup Global Transaction Services, through its various affiliates, provides certain administration and portfolio accounting services to the Fund.

American Stock Transfer & Trust Company is the Fund's transfer agent. The Fund pays the transfer agent an annual fee which is accrued daily and paid monthly.

Swiss American Securities Inc. is the Fund's U.S. custodian. Credit Suisse First Boston is the Fund's Swiss sub-custodian. The Fund pays the custodian and sub-custodian an annual fee.

The Fund pays each director who is not an interested person (as such term is defined in the Act) of the Fund, its Advisor, or Forum Administrative Services, LLC, approximately $16,400 per annum in compensation, except for the Chairmen of the Audit Committee and the Governance/Nominating Committee, to whom the Fund pays an annual fee of approximately $18,000. In addition, the Fund pays each disinterested director $750 for each Board meeting attended and $750 for each committee meeting attended, if it is held separately. In addition, the Fund reimburses directors who are not employees of

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Notes to Financial Statements (continued)

or affiliated with the Advisor for out-of-pocket expenses incurred in conjunction with attendance at meetings.

NOTE 4--CAPITALSHARE TRANSACTIONS
The Fund is authorized to issue up to 50 million shares of capital stock. HCC owned 113,788 of the 23,909,218 shares outstanding on December 31, 2004. Transactions in capital shares were as follows:

                          For the Year Ended         For the Year Ended
                           December 31, 2004          December 31, 2003
                          ------------------         ------------------
                         Shares       Amount    Shares           Amount
                        ------       ------    ------       ------
         Dividends
           Reinvested       --  $        --   597,409  $ 5,961,904/(a)/
         Repurchased  (189,100)  (2,537,410) (172,100)  (1,827,374)
                      --------  -----------  --------  -----------
         Net increase
           (decrease) (189,100) $(2,537,410)  425,309  $ 4,134,530
                      ========  ===========  ========  ===========

(A)REPRESENTS SHARES ISSUED TO STOCKHOLDERS WHO DID NOT ELECT CASH IN CONJUNCTION WITH A CAPITAL GAINS DISTRIBUTION OF $0.541 PER SHARE PAID JANUARY 14, 2003 TO STOCKHOLDERS OF RECORD ON DECEMBER 19, 2002.

NOTE 5--FEDERALINCOME TAX AND INVESTMENT TRANSACTIONS
At December 31, 2004, accumulated net investment income and accumulated net realized gain (loss) from investments and foreign currency transactions have been adjusted for current period permanent book/tax differences which arose principally from differing book/tax treatments of foreign currency transactions. The following reclassification was a result of currency gains and has no impact on the net assets of the Fund.

                      Undistributed Net Undistributed Net
                      Investment Income     Realized Gain
                      ----------------- -----------------
                          $800,502          $(800,502)

The aggregate cost of purchases and proceeds from sales of investments, other than short-term obligations, for the year ended December 31, 2004, were $147,047,851 and $155,699,044, respectively.

The tax character of distributions paid during 2004 and 2003 was as follows (see page 29 for details):

                                               2004        2003
                                               ----        ----
                Ordinary income         $10,287,151 $10,771,948
                Long-term capital gains $12,089,529 $ 6,277,497

At December 31, 2004, the components of distributable earnings on a tax basis were as follows:

                                                      2004
                                                      ----
                      Ordinary income         $  1,758,691
                      Long-term capital gains $  6,306,041
                      Unrealized appreciation $223,668,542

NOTE 6--STOCKREPURCHASE PROGRAM
Pursuant to authorization by the Board, the Fund began open market purchases of its common stock on the New York Stock Exchange in 1999 and has continued purchases in each subsequent year. The principal purpose of the stock repurchase program is to enhance stockholder value by increasing the Fund's net asset value per share without creating a meaningful adverse effect upon the Fund's expense ratio and without realizing capital gains in order to fund the repurchases. The Board has authorized the purchase of up to 250,000 shares in 2005. During the year ended December 31, 2004, the Fund repurchased and retired 189,100 shares at an average price of $13.42 per share (including brokerage commissions) and a weighted average discount of 15.48%. These repurchases, which had a total cost of $2,537,410, resulted in an increase of $489,059 to the Fund's net asset value.

NOTE 7--SUBSEQUENTEVENT
Effective January 20, 2005, a transfer of ownership interests in Hottinger et Cie (Zurich), a 48.5% owner of the Advisor, occurred within the Hottinger Group. Although the transfer has not caused any dimunition in the overall control of the Advisor by the Hottinger Group, it is possible that the transfer may be considered an "assignment" of the Fund's Investment Advisory Agreement with the Advisor, as such term is defined in the Act, with the effect of causing the Investment Advisory Agreement to terminate in accordance with its terms. Because of uncertainty whether this transfer has resulted in an "assignment" of the Investment Advisory Agreement, the Board of Directors of the Fund has determined to seek the approval of the Fund's stockholders of a new investment advisory agreement at its Annual Meeting of Stockholders scheduled for May, 2005. The Advisor has continued to provide services pursuant to an interim advisory agreement which was approved by the Board of Directors at a meeting held on December 7, 2004.

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Report of Independent Registered Public Accounting Firm

To the Stockholders and Board of Directors of The Swiss Helvetia Fund, Inc.:

   We have audited the accompanying statement of assets and liabilities of The Swiss Helvetia Fund, Inc. (the "Fund"), including the schedule of investments, as of December 31, 2004, and the related statement of operations for the year then ended, statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers. We believe that our audit provides a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Philadelphia, Pennsylvania
February 9, 2005

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Additional Information (Unaudited)

This report is sent to the stockholders of The Swiss Helvetia Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Information
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling 1-888-SWISS-00 and on the SEC's website at http://www.sec.gov. The Fund's proxy voting record for the twelve-month period ended June 30, 2004 is available, without charge and upon request, by calling 1-888-SWISS-00 and on the SEC's website at http://www.sec.gov.

Availability of Quarterly Portfolio Schedules
Effective June 30, 2004, the Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available, without charge and upon request, on the SEC's website at http://www.sec.gov or may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Code of Ethics
The Board of Directors of the Fund and the Advisor have adopted Codes of Ethics pursuant to provisions of the Investment Company Act of 1940 (the "Codes"). The Codes apply to the personal investing activities of various individuals including directors and officers of the Fund and designated officers, directors and employees of the Advisor. The provisions of the Codes place restrictions on individuals who are involved in managing the Fund's portfolio, who help execute the portfolio manager's decisions or who come into possession of contemporaneous information concerning the investment activities of the Fund.

   The fundamental principle of the Codes is that the individuals covered by the Codes have a fiduciary responsibility to the Fund and its stockholders. They are therefore required at all times to place the interests of the Fund and the stockholders first and to conduct all personal securities transactions in a manner so as to avoid any actual or potential conflict of interest or abuse of their position of trust.

   Portfolio managers and other individuals with knowledge of Fund investment activities are prohibited from purchasing or selling a security during a blackout period of 30 calendar days before and after the date on which the Fund effects a trade in the same or a similar security. They are also prohibited from engaging in short term trading of Swiss equity or equity linked securities. Additionally, the Fund's portfolio managers are prohibited from participating in any initial public offering or private placement of Swiss equity and equity linked securities and other covered individuals must obtain prior clearance before doing so.

   Any individual who violates the provisions of the Codes is required to reverse the transaction and to turn over any resulting profits to the Fund. The Fund and the Advisor have adopted compliance procedures and have appointed compliance officers to ensure that all covered individuals comply with the Codes.

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Additional Information (Unaudited) (concluded)


Distributions
The following information summarizes all distributions declared by the Fund during the year ended December 31, 2004.

                                        Record  Payable
               Distribution              Date    Date    Amount
               ------------            -------- ------- --------
               Income                    6/7/04 6/18/04 $0.18659
               Long-Term Capital Gains   6/7/04 6/18/04 $0.03153
               Income                  12/17/04 1/21/05 $0.24300
               Long-Term Capital Gains 12/17/04 1/21/05 $0.47400
                                                        --------
               Total Distributions                      $0.93512
                                                        ========

The Fund elects to pass through $.02993 per share to its stockholders as a credit for taxes paid to Switzerland during its fiscal year ended December 31, 2004.

The Fund designates 30.15% of its income distribution for the qualified dividend rate (QDI) as defined in Section 1(h)(11) of the Internal Revenue Code.

--------------------------------------------------------------------------------

Tax Information For the Year Ended December 31, 2004 (Unaudited)

The amounts may differ from those elsewhere in this report because of differences between tax and financial reporting requirements. The Fund's distributions to stockholders of long-term capital gains included $756,560 in connection with the distribution paid June 18, 2004 to stockholders of record on June 7, 2004, and $11,332,969 in connection with the distribution to be paid January 21, 2005 to stockholders of record on December 17, 2004.

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Dividend Reinvestment Plan (Unaudited)

The Plan
The Fund's Dividend Reinvestment Plan (the "Plan") offers a convenient way for you to reinvest capital gains distributions and ordinary income dividends, payable in whole or in part in cash, in additional shares of the Fund.

Some of the Plan features are:

   . Once you enroll in the Plan, all of your future distributions and dividends payable in whole or in part in cash will be automatically reinvested in Fund shares in accordance with the terms of the Plan.
   . You will receive shares valued at the lower of the Fund's net asset value or the Fund's market price as described below. The entire amount of your distribution or dividend will be reinvested automatically in additional Fund shares. For any balance that is insufficient to purchase full shares of the Fund, your account will be credited with fractional shares.
   . Your shares will be held in an account with the Plan agent. You will be sent regular statements for your records.
   . You may terminate participation in the Plan at any time.

   The following are answers to frequently asked questions about the Plan.

How do I enroll in the Plan?
If you are holding certificates for your shares, contact American Stock Transfer & Trust Company (AST) at the address shown below. If your shares are held in a brokerage account, contact your broker. Not all brokerage firms permit their clients to participate in dividend reinvestment plans such as the Plan and, even if your brokerage firm does permit participation, you may not be able to transfer your Plan shares to another broker who does not permit participation. Your brokerage firm will be able to advise you about its policies.

How does the Plan work?
Any dividends or distributions you receive, payable in whole or in part in cash, will be reinvested in shares of the Fund. The number of shares credited to your Plan account as a result of the reinvestment will depend upon the relationship between the Fund's market price and its net asset value per share on the record date of the distribution or dividend, as described below:

   . If the net asset value is greater than the market price (the Fund is trading at a discount), AST, as Plan Agent, will buy Fund shares for your account on the open market on the New York Stock Exchange or elsewhere. Your dividends or distributions will be reinvested at the average price AST pays for those purchases.
   . If the net asset value is equal to the market price (the Fund is trading at parity), the Fund will issue for your account new shares at net asset value.
   . If the net asset value is less than but within 95% of the market price
     (the Fund is trading at a premium of less than 5%), the Fund will issue for your account new shares at net asset value.
   . If the net asset value is less than 95% of the market price (the Fund is trading at a premium of 5% or more), the Fund will issue for your account new shares at 95% of the market price.

If AST begins to buy Fund shares for your account at a discount to net asset value but, during the course of the purchases, the Fund's market price increases to a level above the net asset value, AST will complete its purchases, even though the result may be that the average price paid for the purchases exceeds net asset value.

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Dividend Reinvestment Plan (Unaudited) (concluded)


Will the entire amount of my distribution or dividend be reinvested?
The entire amount of your distribution or dividend will be reinvested in additional Fund shares. If a balance remains after the purchase of whole shares, your account will be credited with any fractional shares (rounded to three decimal places) necessary to complete the reinvestment.

How can I sell my shares?
You can sell any or all of the shares in your Plan account by contacting AST. AST charges $15 for the transaction plus $.10 per share for this service. You can also withdraw your shares from your Plan account and sell them through your broker.

Does participation in the Plan change the tax status of my distributions or dividends?
No. The distributions and dividends are paid in cash and their taxability is the same as if you received the cash. It is only after the payment of distributions and dividends that AST reinvests the cash for your account.

Can I get certificates for the shares in the Plan?
AST will issue certificates for whole shares upon your request. Certificates for fractional shares will not be issued.

Is there any charge to participate in the Plan?
There is no charge to participate in the Plan. You will, however, pay a pro rata share of brokerage commissions incurred with respect to AST's open market purchases of shares for your Plan account.

How can I discontinue my participation in the Plan?
Contact your broker or AST in writing. If your shares are in a Plan account, AST will send you a certificate for your whole shares and a check for any fractional shares.

Where can I direct my questions and correspondence?
Contact your broker, or contact AST as follows:

   By mail:
     American Stock Transfer & Trust
     Company
     PO Box 922
     Wall Street Station
     New York, NY 10269-0560

   Through the Internet:
     www.amstock.com

   Through AST's automated voice response System:
     1-888-556-0425

AST will furnish you with a copy of the Terms and Conditions of the Plan without charge.

                            A SWISS                        THE SWISS
                          INVESTMENTS                 -------------------
                              FUND                         HELVETIA
                                                      -------------------
                                                           FUND, INC.
                                                      -------------------
                                                          www.swz.com








        THE SWISS HELVETIA FUND, INC.
              EXECUTIVE OFFICES
        The Swiss Helvetia Fund, Inc.
         1270 Avenue of the Americas                    ANNUAL REPORT
                  Suite 400                             FOR THE YEAR ENDED
             New York, NY 10020                         DECEMBER 31, 2004
               1-888-SWISS-00
               (212) 332-2760
             http://www.swz.com

ITEM 2. CODE OF ETHICS.
As of the end of the period covered by this report, The Swiss Helvetia Fund, Inc. has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT. The Registrant's Board of Directors (the "Board") has determined that Messrs. Didier Pineau-Valencienne and Samuel
B. Witt, III, Esq., each a member of the audit committee of the Board, are audit committee financial experts as defined by the Securities and Exchange Commission (the "SEC"). Messrs. Pineau-Valencienne and Witt each are "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
(a) The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant for the audit of the Registrant's annual financial statements, or services that are normally provided by the principal accountant in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $34,500 in 2003 and $36,000 in 2004.

(b) There were no audit-related fees billed to the Registrant in the Reporting Periods for assurance and related services rendered by the principal accountant that were reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4.

There were no fees billed in the Reporting Periods for assurance and related services rendered by the principal accountant to the Registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant (collectively the "investment adviser") which were required to be pre-approved by the audit committee as described in paragraph (e)(1) of this Item 4.

(c) The aggregate fees billed in the Reporting Periods for professional services rendered by the principal accountant to the Registrant for tax compliance, tax advice and tax planning ("Tax Services") were $4,000 in 2003 and $4,000 in 2004. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns.

(d) The aggregate fees billed in the Reporting Periods for products and services provided by the principal accountant to the Registrant, other than the services reported in paragraphs (a) through (c) of this Item, were $17,600 in 2003 and $0 in 2004. These services related to work performed for internal control consulting services.

(e) (1) The Registrant's Audit Committee pre-approves the principal accountant's engagements for audit and non-audit services to the Registrant, and certain non-audit services to the investment adviser that are required to be pre-approved on a case-by-case basis. Pre-approval considerations include whether the proposed services are compatible with maintaining the principal accountant's independence.

(e) (2) No services included in (b) - (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None.

(g) The aggregate non-audit fees billed by the principal accountant for services rendered to the Registrant for the Reporting Periods were $21,600 in 2003 and $4,000 in 2004. There were no fees billed in each of the Reporting Periods for non-audit services rendered by the principal accountant to the investment adviser.

(h) The Registrant's Audit Committee has considered whether the provision of any non-audit services rendered to the investment adviser which were not pre-approved (not requiring pre-approval) is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. It is composed of the following Directors, each of who is not an "interested person" as defined in the Investment Company Act of 1940, as amended (the "Act"):

Didier Pineau-Valencienne
Claude Mosseri-Marlio
Samuel B. Witt, III, Esq.

ITEM 6. SCHEDULE OF INVESTMENTS.
Not Applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
The Registrant has delegated voting of proxies in respect of portfolio holdings to its investment adviser, Hottinger Capital Corp. (the "Advisor"), to vote the Registrant's proxies in accordance with Advisor's proxy voting guidelines and procedures. The Advisor has adopted proxy voting guidelines (the "Voting Guidelines") that provide as follows:

     o The Advisor votes proxies in respect of a client's securities in the client's best economic interests and without regard to the interests of the Advisor or any other client of the Advisor.

     o Unless the Advisor's Proxy Voting Committee (the "Committee") otherwise determines (and documents the basis for its decision) or as otherwise provided below, the Advisor votes proxies in a manner consistent with the Voting Guidelines.

     o To avoid material conflicts of interest, the Advisor applies the Voting Guidelines in an objective and consistent manner across client accounts. Where a material conflict of interest has been identified and the matter is covered by the Voting Guidelines, the Committee votes in accordance with the Voting Guidelines. Where a conflict of interest has been identified and the matter is not covered by the Voting Guidelines, the Advisor will disclose the conflict and the Committee's determination of the manner in which to vote to the Registrant's Audit Committee.

     o The Advisor also may determine not to vote proxies in respect of securities of any issuer if it determines that it would be in the client's overall best interests not to vote.

The Advisor's Voting Guidelines address how it will vote proxies on particular types of matters such as the election for directors, adoption of option plans and anti-takeover proposals. For example, the Advisor generally will:

     o support management in most elections for directors, unless the board gives evidence of acting contrary to the best economic interests of shareholders;

     o support option plans, if it believes that they provide for their administration by disinterested parties and provide incentive to directors, managers and other employees by aligning their economic interests with those of the shareholders while limiting the transfer of wealth out of the company; and

     o oppose anti-takeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES. Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

                    REGISTRANT PURCHASE OF EQUITY SECURITIES

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                           (d) Maximum Number
                                                                                   (c) Total Number of     (or Approximate Dollar)
                                                                                   Shares (or Units)       Value) of Shares that
                                                                                   Purchased as Part of    May Yet Be Purchased
                           (a) Total Number of             (b) Average Price Paid  Publicly Announced      Under the Plans or
Period                     Shares Purchased                per Share               Plans or Programs       Programs
----------------------------------------------------------------------------------------------------------------------------------
07/01/04 - 07/31/04                      -                         -                     -                  371,600
----------------------------------------------------------------------------------------------------------------------------------
08/01/04 - 08/31/04                  6,600                   12.5500                 6,600                  365,000
----------------------------------------------------------------------------------------------------------------------------------
09/01/04 - 09/30/04                      -                         -                     -                  365,000
----------------------------------------------------------------------------------------------------------------------------------
10/01/04 - 10/31/04                      -                         -                     -                  365,000
----------------------------------------------------------------------------------------------------------------------------------
11/01/04 - 11/30/04                  4,100                   13.9917                 4,100                  360,900
----------------------------------------------------------------------------------------------------------------------------------
12/01/04 - 12/31/04                 50,000                   14.8302                50,000                  310,900
----------------------------------------------------------------------------------------------------------------------------------
Total                               60,700                   14.2903                60,700                  310,900
----------------------------------------------------------------------------------------------------------------------------------

At the December 7, 2004 meeting of the Board, the Board approved the purchase, by the Advisor, of 250,000 shares. The approved plan, announced to the public in a December 23, 2004 press release, expires December 31, 2005.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
The Registrant has a Nominating Committee, which is responsible for selecting and nominating persons for election or appointment by the Board as Board members. The Nominating Committee has adopted a Nominating Committee Charter (the "Charter"). Pursuant to the Charter, the Nominating Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Registrant, c/o The Swiss Helvetia Fund, Inc., 1270 Avenue of the Americas, Suite 400, New York, New York 10020. A nominating submission must include information regarding the recommended nominee as specified in the Charter. This information includes all information relating to a recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Board members, as well as information sufficient to evaluate the factors to be considered by the Nominating Committee, including character and integrity; experience in business, investment and economic matters in Europe, the United States, or Switzerland or political matters of Switzerland; and whether the person has the ability to apply sound and independent business judgment and would act in the interests of the Registrant and its shareholders. Nomination submissions are required to be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Nominating Committee.

ITEM 11. CONTROLS AND PROCEDURES
(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the Registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) A copy of the Code of Ethics (Exhibit filed herewith).

(a)(2) Certifications pursuant to rule 30a-2(a) under the 1940 Act (Exhibit filed herewith).

(a)(3) Not applicable.

(b) Certifications pursuant to rule 30a-2(b) under the 1940 Act (Exhibit filed herewith).

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant        THE SWISS HELVETIA FUND, INC.

By       /s/ Rodolphe E. Hottinger
         -------------------------
         Rodolphe E. Hottinger, President

Date              2/25/05
         -------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By       /s/ Rodolphe E. Hottinger
         -------------------------
         Rodolphe E. Hottinger, President

Date              2/25/05
         -------------------------


By       /s/ Rudolf S. Millisits
         -----------------------
         Rudolf S. Millisits, Treasurer

Date              2/25/05
         -------------------------